UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to § 240.14a-12.

KINETICS MUTUAL FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KINETICS MUTUAL FUNDS, INC.
16 New Broadway,
Sleepy Hollow, New York 10591
800-930-[3828]

Internet Emerging Growth Fund

__________, 2008

Dear Shareholder:

The Board of Directors of Kinetics Mutual Funds, Inc. (the “Company”) is pleased to announce a Special Meeting of Shareholders (the “Meeting”) of the Company’s Internet Emerging Growth Fund (the “Fund”) to be held on [February 27,] 2008 at [2:00 p.m. (Eastern time) at the Company’s offices located at 16 New Broadway, Sleepy Hollow, New York 10591.

At the Meeting, shareholders will be asked to vote on the approval or disapproval of changes to a fundamental investment restriction of the Fund.  The Fund currently operates under a “master-feeder” structure, pursuant to which the Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio series, the Internet Emerging Growth Portfolio (the “Portfolio”) of Kinetics Portfolios Trust (the “Trust”), that has an identical investment objective and strategy to that of the Fund.  The Portfolio is seeking the vote of its shareholders, principally the Fund, regarding the approval or disapproval of a corresponding change to a fundamental investment restriction of the Portfolio (the “Portfolio Proposal”).  The Fund is seeking voting instructions from shareholders and will vote its Portfolio shares for or against the Portfolio Proposal proportionately to the instructions to vote for or against such matters received from shareholders.  In the event that the Fund does not receive voting instructions from shareholders, the portion of the Fund’s Portfolio shares allocable to such shareholders will be voted in the same proportions as the portion with respect to which it has received voting instructions.

Whether or not you plan to be present at the Meeting, your vote is needed.  If you do not plan to be present at the Meeting, please complete, sign and return the enclosed Proxy Card promptly.  A postage paid envelope is enclosed for this purpose.  In the alternative, you may vote by touch-tone telephone or via the Internet  by following the instructions on the Proxy Card.

The Board of Directors unanimously recommends your approval of the proposals described in the Proxy Statement.

Sincerely,

Peter B. Doyle
President

Please review the enclosed materials and complete, sign, date and return the enclosed Proxy Card.  It is important that you return the Proxy Card to ensure your shares will be represented at the Meeting.  Please refer to your individual Proxy Card for information about other convenient voting options that may be available to you, such as voting by touch-tone telephone or facsimile or via the Internet.  If you have any questions after considering the enclosed materials, please call [1-800-???-????].

KINETICS MUTUAL FUNDS, INC.
16 New Broadway,
Sleepy Hollow, New York 10591
800-930-3828

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 27, 2008

Internet Emerging Growth Fund

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Internet Emerging Growth Fund (the “Fund”) of Kinetics Mutual Funds, Inc. (the “Company”) will be held on February 27, 2008 at 2:00 p.m. (Eastern time), at the Company’s offices located at 16 New Broadway, Sleepy Hollow, New York 10591.

The Meeting will be held for the following purposes:

1.	To approve or disapprove changes to the Fund’s fundamental investment restriction on industry concentration; and

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Fund currently operates under a “master-feeder” structure, pursuant to which the Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio series, the Internet Emerging Growth Portfolio (the “Portfolio”) of Kinetics Portfolios Trust (the “Trust”), that has an identical investment objective and strategy to that of the Fund.  In addition to Proposal 1, the Portfolio is seeking the vote of its shareholders, principally the Fund, regarding the approval or disapproval of a corresponding change to a fundamental investment restriction of the Portfolio (the “Portfolio Proposal”).  The Fund is seeking voting instructions from shareholders and will vote its Portfolio shares for or against the Portfolio Proposal proportionately to the instructions to vote for or against such matters received from shareholders.  In the event that the Fund does not receive voting instructions from shareholders, the portion of the Fund’s Portfolio shares allocable to such shareholders will be voted in the same proportions as the portion with respect to which it has received voting instructions.

The proposals stated above are discussed in detail in the attached Proxy Statement.  Shareholders of record as of the close of business on January 7, 2008 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

Each shareholder is invited to attend the Meeting in person.  If you cannot be present at the Meeting, we urge you to execute and return promptly in the enclosed envelope the accompanying Proxy Card or Cards which are being solicited by the Company’s Board of Directors.  Also, please refer to your individual Proxy Card for information about other convenient voting options that may be available to you, such as voting by touch-tone telephone or facsimile or via the Internet.  This is important for the purpose of ensuring a quorum at the Meeting.  A proxy may be revoked by any shareholder at any time before it is exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Company’s Secretary, or by withdrawing the proxy and voting in person at the Meeting.

By Order of the Board of Directors

____________________________
Peter B. Doyle
President
__________, 2008

KINETICS MUTUAL FUNDS, INC.
16 New Broadway,
Sleepy Hollow, New York 10591
800-930-[3828]

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board” or the “Directors”) of Kinetics Mutual Funds, Inc. (the “Company”) in connection with a Special Meeting of Shareholders of the Company’s Internet Emerging Growth Fund (the “Fund”) to be held at the Company’s offices located at [16 New Broadway, Sleepy Hollow, New York 10591] on February 27, 2008 at 2:00 p.m. (Eastern time) for the purposes set forth in the accompanying Notice.  Such meeting and any adjournments thereof are referred to in this Proxy Statement as the “Meeting.”

The following table summarizes the proposals to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to the proposal:

Proposal	Shareholders Solicited
1. To approve or disapprove changes to the Fund’s fundamental investment restriction on industry concentration.	All shareholders of record of the Fund voting together.

The Fund currently operates under a “master-feeder,” structure, pursuant to which the Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio series, the Internet Emerging Growth Portfolio (the “Portfolio”) of Kinetics Portfolios Trust (the “Trust”), that has an identical investment objective and strategy to that of the Fund.  In addition to Proposal 1, the Portfolio is seeking the vote of its shareholders, principally the Fund, regarding the approval or disapproval of a corresponding change to a fundamental investment restriction of the Portfolio (the “Portfolio Proposal”).  The Fund is seeking voting instructions from shareholders and will vote its Portfolio shares for or against the Portfolio Proposal proportionately to the instructions to vote for or against such matters received from shareholders.  In the event that the Fund does not receive voting instructions from shareholders, the portion of the Fund’s Portfolio shares allocable to such shareholders will be voted in the same proportions as the portion with respect to which it has received voting instructions.

Only shareholders of record of the Fund at the close of business on [January 7, 2008], the record date for the Meeting (“Record Date”), will be entitled to notice of and to vote at the Meeting.  The Company currently offers only one class of shares in the Fund.  As of the Record Date, the number of outstanding shares of the Fund was _______________.

Each shareholder of record on the Record Date shall be entitled to one vote for each full share held and each fractional share shall be entitled to a proportionate fractional vote.  Shares may be voted in person, by proxy, by telephone, by facsimile or via the Internet.

Proxy solicitations will be made primarily by mail.  The Company’s officers and employees of Kinetics Asset Management, Inc., 16 New Broadway, Sleepy Hollow, New York, 10591, the investment adviser to the Fund (“Kinetics” or the “Adviser”), may also solicit proxies personally or by telephone or telefax. [___________] has been retained to solicit proxies in connection with the Meeting for fees of approximately $_______.]  The Fund will bear all costs related to the proxy solicitation and shareholder meeting.  Any shareholder submitting a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by withdrawing the proxy, attending the Meeting and voting in person.  This Proxy Statement and the enclosed Proxy Card or Cards will first be mailed to the Fund’s shareholders on or about January 22, 2008.

Properly signed proxies received by the Company in time for voting and not so revoked will be voted in accordance with the directions specified therein at the Meeting or any adjournment.  The Board of Directors recommends a vote FOR approval of the proposals.  If no specification is made, the proxy will be voted:  1) FOR approval of the proposals and 2) in the discretion of the proxies as to any other matter which may properly come before the Meeting or any adjournment thereof.

The Company will furnish, without charge, copies of its annual and semi-annual reports to shareholders dated December 31, 2006 and June 30, 2007, respectively, to any shareholder upon request.  The annual and semi-annual reports may be obtained by writing to: Kinetics Mutual Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 or by calling (800) 930-3828 or on-line by visiting http://www.kineticsfunds.com.

INTRODUCTION

The Company is organized as a Maryland corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund is a series of the Company and currently operates under a “master-feeder” structure pursuant to which the Fund seeks its investment objective by investing all of its investable assets in the Portfolio, a corresponding portfolio series of the Trust, that has an identical investment objective and strategy to that of the Fund.

At a meeting held on December 6, 2007, the Board of Directors of the Company and the Board of Trustees of the Trust, approved: (1) changing the Fund’s/Portfolio’s investment strategy such that it will invest at least 65% of its net assets in the equity securities of foreign companies and U.S. companies with business operations and/or equity or business interests in international markets (the Fund’s/Portfolio’s investment strategy currently requires it to invest at least 80% of its net assets plus any borrowings for investment purposes in the securities of small and medium capitalization U.S. and foreign emerging growth companies engaged in the Internet and Internet-related activities); (2) changing the Fund’s/Portfolio’s fundamental investment restriction relating to industry concentration by eliminating the Fund’s/Portfolio’s ability to concentrate its investments in the Internet and Internet-related industries; and (3) changing the name of the Fund to the Global Fund and the name of the Portfolio to the Global Portfolio.  The Fund’s/Portfolio’s investment objective of seeking long-term capital growth, as well as the Portfolio’s portfolio manager, would remain unchanged.

Under the 1940 Act, the change in the name of the Fund/Portfolio as well as the change in the Fund’s/Portfolio’s investment strategy do not require shareholder approval.  The proposed change to the Fund’s/Portfolio’s fundamental investment restriction, however, must be approved pursuant to the 1940 Act by a majority of the Fund’s/Portfolio’s outstanding voting securities, as defined in that Act.

The 1940 Act requires the Fund/Portfolio to adopt fundamental investment restrictions with respect to several specific types of activities, including the Fund's/Portfolio’s ability to concentrate its investments in any particular industry or group of industries. While the 1940 Act does not define what constitutes "concentration" in an industry or group of industries, the staff of the Securities and Exchange Commission (“SEC”) has taken the position that investment of more than 25% of a fund's total assets in one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration.  The Fund/Portfolio currently concentrates its investments in the Internet and Internet-related industries.  If shareholders approve the proposed change to the Fund’s/Portfolio’s fundamental investment restriction, the Fund/Portfolio will no longer concentrate its investments in any particular industry or group of industries.  The Board of Directors of the Company recommend that Fund shareholders vote for approval of the proposed change to the Fund’s fundamental investment restriction on industry concentration and provide the Fund with instructions to vote for a corresponding change to the Portfolio’s fundamental investment restriction on industry concentration.

PROPOSAL:  APPROVAL OF CHANGE TO
FUNDAMENTAL INVESTMENT RESTRICTION

Certain investment restrictions of the Fund/Portfolio are matters of fundamental policy and may not be changed without the approval of the Fund’s/Portfolio’s shareholders.  The Board of Directors of the Company and the Board of Trustees of the Trust recommend that the Fund’s/Portfolio’s fundamental investment restriction relating to industry concentration be amended as described below.  As a result of the proposed change, the Fund/Portfolio may be less susceptible to internet and internet-related industry-specific risks and will have greater flexibility in pursuing investment opportunities.  However, the Fund/Portfolio will also be less able to capitalize on future growth in the internet and internet-related industries.

If adopted, the Fund/Portfolio will interpret the new restrictions in light of existing and future SEC exemptive orders, releases, no-action letters or similar relief or interpretations. Certain specific risks associated with the proposed fundamental investment restriction are described below.  Except as specifically noted below, the proposed changes are not expected to modify the way the Fund/Portfolio is currently managed, nor does Kinetics anticipate that the proposed changes will materially increase either the level or nature of risk associated with investing in the Fund/Portfolio. The Fund will continue to invest all of its investable assets in the Portfolio and the Portfolio will continue to invest primarily in the equity securities of U.S. and foreign companies.  Kinetics has advised the Board of Directors that it believes all of the proposed changes are consistent with prudent investment management.

If shareholders of the Fund/Portfolio approve the change in the Fund’s/Portfolio’s fundamental investment restriction on industry concentration, the restructuring of the Fund/Portfolio will commence on or about February 29, 2008. Kinetics plans to reduce the Fund’s/Portfolio’s concentration in issuers in the internet and internet-related industries over a period of approximately one or two months.  If the proposed change in the Fund's/Portfolio’s investment strategy is adopted, the Portfolio anticipates that it will sell a significant portion of the investments that it currently holds. Because the aggregate unrealized gains in the Portfolio’s investments currently exceeds the aggregate unrealized losses in the Portfolio’s investments, the Portfolio may recognize net gains on these sales, in which case Fund shareholders may experience an increase in the Fund's taxable distributions for the year in which the restructuring occurs.

The table below lists the Fund’s/Portfolio’s current investment restriction and the proposed replacement restriction.

Current Investment Restriction*	Proposed Investment Restriction*
The [Internet Emerging Growth Fund]/Portfolio will not invest in the securities of any one industry except the Internet and Internet-related industries, with the exception of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, if as a result, more than 20% of the [Fund’s]/Portfolio’s total net assets would be invested in the securities of such industries.  Except during temporary defensive periods, at least 80% of the [Fund’s]/Portfolio’s total net assets will be invested in the securities of domestic and foreign companies that are engaged in the Internet and Internet-related activities. [This policy shall not be deemed violated to the extent that the Fund invests all of its investable assets in its respective Portfolio.]

The [Internet Emerging Growth Fund]/Portfolio will not invest in the securities of any one industry with the exception of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, if as a result, more than 25% of the [Fund’s]/Portfolio’s total net assets would be invested in the securities of such industries. [This policy shall not be deemed violated to the extent that the Fund invests all of its investable assets in its respective Portfolio.]

*Bracketed language is set forth only in the Fund’s Statement of Additional Information and is not applicable to the Portfolio.

Discussion of Proposed Fundamental Investment Restriction

The Fund/Portfolio currently concentrates, that is, it invests more than 25% of its assets, in the internet and internet-related industries.  Shareholders are being asked to approve a revised policy whereby the Fund/Portfolio may not purchase any security if as a result 25% or more of the Fund's/Portfolio’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.  By revising this policy, the Fund/Portfolio may be less susceptible to industry-specific risks, such as being subject to a rate of change in technology and competition which is generally higher than that of other industries.

Risks:                       Although the Fund/Portfolio would not concentrate its investments in a particular industry or group of industries, it may, for temporary defensive purposes, do so. If this occurs, the Fund/Portfolio would, on a temporary basis, be subject to risks that may be unique or pronounced relating to a particular industry or group of industries. These risks could include greater sensitivity to inflationary pressures or supply and demand for a particular product or service.

Required Vote

The changes to the Fund’s/Portfolio’s name and investment strategy described in this Proxy Statement, including the proposed change to the Fund’s/Portfolio’s investment restrictions, were approved by the Board of Directors of the Company and the Board of Trustees of the Trust at a meeting held on December 6, 2007.

The approval of the change to the Fund’s investment restrictions described in Proposal 1 also requires the affirmative vote of  “a majority of a Fund’s outstanding voting securities”, whichmeans the lesser of (1) 67% of the shares of common stockof the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of common stockof the Fund.  For more information, see “Voting Information” below.

Recommendation of the Board of Directors

The Board of Directors recommends that Fund shareholders vote “FOR” approval of the proposed change to the Fund’s investment restriction on industry concentration as set forth in Proposal 1 and provide the Fund with instructions to vote “FOR” the corresponding change in the Portfolio’s investment restriction on industry concentration as set forth in the Portfolio Proposal.

OTHER MATTERS

No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

VOTING INFORMATION

The presence in person or by proxy of the holders of one-third of the shares of the Fund issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Meeting.  For purposes of determining the presence of a quorum, abstentions, broker “non-votes” or withheld votes will be counted as present.  Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.  Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as abstentions.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.

The Fund is seeking voting instructions from shareholders and will vote its Portfolio shares for or against the Portfolio Proposal proportionately to the instructions to vote for or against such matters received from shareholders.  In the event that the Fund does not receive voting instructions from shareholders, the portion of the Fund’s Portfolio shares allocable to such shareholders will be voted in the same proportions as the portion with respect to which it has received voting instructions.

ADDITIONAL INFORMATION

Principal Holders of the Fund’s Shares

The following table provides the name and address of any person who owned of record or beneficially 5% or more of the outstanding shares of the Fund as of the record date (a “principal shareholder”).  A control person is one who owns beneficially either directly or through controlled companies more than 25% of the voting securities of a company or who acknowledges or asserts the existence of control.

The Internet Emerging Growth Fund
(No Load Shares)

Name and Address	Shares	% Ownership	Type of Ownership

Security Ownership of Management

As of the Record Date, the officers and/or Directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

Administrator and Distributor

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as Administrator of the Fund.  Kinetics Funds Distributor, Inc. ("KFDI"), 16 New Broadway, Sleepy Hollow, New York 10597, is the distributor of the Funds’ shares.  KFDI is a registered broker-dealer and member of the National Association of Securities Dealers, Inc., and an affiliate of the Adviser.

PROCEDURES FOR SHAREHOLDER COMMUNICATIONS WITH BOARD

The Company’s Board will receive and review written correspondence from shareholders.  Shareholders may address correspondence to individual Directors or to the full Board at the Company’s principal business address.  The Board or an individual Director will respond to shareholder correspondence in a manner that the Board or Director deems appropriate given the subject matter of the particular correspondence.

The Company maintains copies of all correspondence addressed to individual Directors or the Board.  Copies of all such correspondence are forwarded promptly to an individual Director or the Board, as applicable.

SHAREHOLDER PROPOSALS

The Company does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Company at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its consideration at the meeting.

Dated:  __________, 2008

PROXY

Internet Emerging Growth Fund
(An Investment Portfolio of Kinetics Mutual Funds, Inc.)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF SHAREHOLDERS
February 27, 2008

This Proxy is solicited on behalf of the Board of Directors of Kinetics Mutual Funds, Inc. (the “Company”) for the Special Meeting of Shareholders (the “Meeting”) and related to the proposal with respect to the Company’s Internet Emerging Growth Fund (the “Fund”).  The undersigned hereby appoints [____________] and [__________], and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at [2:00 p.m. (Eastern time)], on [February 27,] 2008 at the Company’s offices located at [16 New Broadway, Sleepy Hollow, New York 10591], and any adjournment(s) thereof.  In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) thereof.  In addition, the Internet Emerging Growth Portfolio (the “Portfolio”) is seeking the vote of its shareholders, principally the Fund, regarding the approval or disapproval of a corresponding change to a fundamental investment restriction of the Portfolio (the “Portfolio Proposal”).  The Fund is seeking voting instructions from you and will vote its Portfolio shares for or against the Portfolio Proposal proportionately to the instructions to vote for or against such matters received from shareholders.  In the event that the Fund does not receive voting instructions from shareholders, the portion of the Fund’s Portfolio shares allocable to such shareholders will be voted in the same proportions as the portion with respect to which it has received voting instructions.

YOUR VOTE IS IMPORTANT.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED.  UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE “FOR” THE PROPOSALS RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.  THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

VOTE BY PHONE, INTERNET, FACSIMILE OR MAIL

[PHONE:  CALL TOLL-FREE 1-800-???-????

INTERNET:  www.?????????????????.com

FACSIMILE:  1-800-???-????]

MAIL:	RETURN YOUR SIGNED AND DATED BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE

PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE, FACSIMILE OR INTERNET.

1:  To approve changes to the fundamental investment restriction of the Fund on industry concentration:

FOR	AGAINST	ABSTAIN
☐	☐	☐

2:  To approve changes to the fundamental investment restriction of the Portfolio on industry concentration:

FOR	AGAINST	ABSTAIN
☐	☐	☐

Unless otherwise specified in the blocks provided, the undersigned’s vote will be cast FOR the matters above.  The Board of Directors of Kinetics Mutual Funds, Inc. recommends that you vote FOR the matters set forth above.

If you should have any questions about the proxy material or the execution of your vote, simply call [1-800-???-???? between the hours of 10 a.m. and 10 p.m. Eastern Time.] Representatives will be happy to assist you.  Please have this proxy card available at the time of the call.

Your vote is important, no matter how many shares you own.  You may receive additional proxies for other accounts.  These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

Please sign exactly as name(s) appears above.  If shares are held in the name of joint owners, each should sign.  If signing as an attorney-in-fact, executor, administrator, trustee, guardian or in some other representative capacity you should so indicate.  If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED __________, 2008, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Signature and Titles, if applicable Date

Signature and Titles, if applicable Date